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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 20, 1997
                                                         -----------------
                           THE FEMALE HEALTH COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  Wisconsin
               ---------------------------------------------
               (State or other jurisdiction or incorporation)

             0-18849                             39-1144397
    -----------------------            -----------------------------
    (Commission File Number)           (I.R.S. Employer I.D. Number)


    919 North Michigan Avenue
           Suite 2208
        Chicago, Illinois                                     60611
-------------------------------                            ----------
(Address of Principal Executive
            Offices)                                       (Zip Code)


                                 312-280-2281
            ----------------------------------------------------
            (Registrant's telephone number; including area code)



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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On February 20, 1997, The Female Health Company (the "Company") closed a sale of $2,020,000 of 8% convertible debentures and related warrants to eight foreign investors pursuant to an exemption from the securities registration requirement provided by Regulation S promulgated under the Securities Act of 1933, as amended. The convertible debentures mature on January 31, 2000 and bear interest at 8% per annum, payable semianually.

     The convertible debentures are convertible at the election of the investors into shares of the $.01 par value common stock of the Company as follows: (1) commencing 45 days after the closing of the sale of the debentures, one-half of the principal amount of the debentures, plus accrued interest, is convertible into shares of the Company's common stock; and (2) commencing 65 days after the closing, the balance of the principal amount, plus accrued interest, is convertible into shares of the Company's common stock.
The conversion price for conversion of the debentures is equal to the lesser of
(a) $ 3.00 (representing the "market price" on the date of closing) or
(b) 80% of the "market price" on the conversion date. The "market price" is equal to the average last sale price of the common stock for the five trading days immediately preceding the closing date or the conversion date, as applicable. In connection with this offering, the foreign investors also received warrants to purchase up to 67,333 shares of the Company's common stock at an exercise price of $5.00 per share. These warrants are exercisable commencing May 1, 1997 and for a period of 36 months thereafter.

     As required by Regulation S, the Company offered and sold the convertible debentures and warrants in an offshore transaction only to non-U.S. persons. The Company did not use the services of an underwriter in this offering but, rather, European American Securities, Inc. acted as distributor for the offering. For its services as the distributor, European American Securities, Inc. received a placement fee of 7% of the principal amount of the debentures sold ($141,400). In addition, the Company agreed to pay the legal fees of the distributor's counsel, which the Company anticipates will be less than $4,000. In addition, the Company paid an escrow fee of one-half of 1% of the aggregate amount subscribed for (for a total escrow fee of $10,100) to the law firm of Krieger & Prager, Esqs., who acted as escrow agent for the offering. Accordingly, the Company received $1,868,500 of net proceeds from this offering, before deducting the Company's expenses in this offering, including the legal fees of the distributor's counsel, which are estimated to be approximately $15,000.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The Female Health Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE FEMALE HEALTH COMPANY
Date:  February 28, 1997
                                   BY   /s/ O.B. Parrish
                                   -----------------------------------
                                      O.B. Parrish, Chairman and
                                        Chief Executive Officer


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                                 EXHIBIT INDEX



       Exhibit                              Page No.
       -------                              --------

99.1  Joint Escrow Instructions

99.2  Form of Offshore Securities
      Subscription Agreement

99.3  Form of 8% Convertible
      Debenture

99.4  Form of Warrant

99.5  Irrevocable Instructions to
      Transfer Agent

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